UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2021

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices and zip code)

(858) 550-1900
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Series A Preferred Stock Purchase Rights, par value $0.0001 per share	N/A	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 15, 2021, Evofem Biosciences, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized common shares from 300 million shares to 500 million shares. The certificate of amendment was effective upon filing, and, as disclosed in Item 5.07 of this Current Report on Form 8-K, was approved at a special meeting of the stockholders of the Company (the “Special Meeting”). The foregoing description of the certificate of amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Special Meeting was originally convened and adjourned without conducting any business on December 8, 2021. The Special Meeting was then reconvened on December 15, 2021 and held in the 6th Floor Boardroom in the Company’s principal executive office located at 12400 High Bluff Drive, Suite 600, San Diego, California 92130 and commenced at 8:00 am Pacific Standard Time. Of the Company’s 163,144,964 shares of common stock issued and outstanding and eligible to vote as of the record date of November 5, 2021, a quorum of 100,662,182 shares, or approximately 61.70% of the eligible shares, was (i) present in person or represented by proxy at the Special Meeting and (ii) voted as set forth below on the following proposal. This proposal is further described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 9, 2021 (the “Proxy Statement”).

Proposal 1
Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 300,000,000 shares to 500,000,000 shares.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
81,656,622	18,489,482	516,078	—
The disclosures in Item 5.03 of this Current Report on Form 8-K are hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: December 15, 2021	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer